Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Riot Blockchain, Inc. (the "Company") on Form 10-K/A for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned John O'Rourke and Robby Chang, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 29, 2018
/s/ John O'Rourke
John O'Rourke, Chief Executive Officer PRINCIPAL EXECUTIVE OFFICER

June 29, 2018
/s/ Robby Chang
Robby Chang, PRINCIPAL FINANCIAL OFFICER